UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2023

Peakstone Realty Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 21, 2023, Peakstone Realty Trust (the “Company”), through PKST OP, L.P. (“PKST OP”), as borrower, certain subsidiaries of PKST OP party thereto as guarantors, various lending institutions and KeyBank National Association, as administrative agent, entered into the Seventh Amendment (the “Seventh Amendment”) to that certain Second Amended and Restated Credit Agreement dated as of April 30, 2019, as amended by that certain First Amendment to the Second Amended and Restated Credit Agreement dated as of October 1, 2020, the Second Amendment to the Second Amended and Restated Credit Agreement dated as of December 18, 2020, the Third Amendment to the Second Amended and Restated Credit Agreement dated as of July 14, 2021, the Fourth Amendment to the Second Amended and Restated Credit Agreement dated as of April 28, 2022, the Fifth Amendment to the Second Amended and Restated Credit Agreement dated as of September 28, 2022 and the Sixth Amendment to the Second Amended and Restated Credit Agreement dated as of November 30, 2022 (collectively, the “Existing Credit Agreement”).

Prior to the Seventh Amendment, the final Revolving Credit Maturity Date (as defined in the Existing Credit Agreement) was June 30, 2024. The Seventh Amendment amended the Existing Credit Agreement by, among other things: (i) permitting PKST OP to extend the Revolving Commitments (as defined in the Existing Credit Agreement) of each Revolving Lender (as defined in the Existing Credit Agreement) to January 31, 2026 (the “Subsequent Extension”); (ii) amending the covenant regarding Tangible Net Worth (as defined in the Existing Credit Agreement) to reduce the baseline calculation for the required Tangible Net Worth from $2,030,720,237 to $1,000,000,000; and (iii) adding a covenant that prohibits any special distributions from extraordinary non-recurring income.

The exercise of the Subsequent Extension by PKST OP is conditioned upon, among other things, (i) prior to June 30, 2024, the Company consummating a listing of its equity interests which results in such equity interests being traded on the New York Stock Exchange and (ii) the payment of an extension fee on the effective date of the Subsequent Extension in an amount equal to 20 basis points of the amount of Revolving Commitments being extended in connection with the Subsequent Extension.

In connection with the Seventh Amendment, and as a condition to the effectiveness thereof, PKST OP prepaid the outstanding principal balance ($400,000,000) of the 2024 Term Loan (as defined in the Existing Credit Agreement). The prepayment was funded through a draw on the revolving credit facility portion of the Existing Credit Agreement.

In connection with the Existing Credit Agreement, the Company and certain direct and indirect subsidiaries of PKST OP (the “Guarantor Subsidiaries”) were required to guaranty the obligations of PKST OP, as borrower, under the Existing Credit Agreement (the “Existing Guaranty”). In connection with the Seventh Amendment, the Company and the Guarantor Subsidiaries were required to reaffirm and confirm their respective obligations under the Existing Guaranty.

The foregoing summary is qualified in its entirety by reference to the terms of the Seventh Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On March 24, 2023, the Company issued a press release and supplemental information discussing the Company’s financial results and operations for the quarter and year ended December 31, 2022. Copies of the press release and supplemental information are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are each incorporated by reference herein.

Exhibits 99.1 and 99.2 are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under this Item 2.02 in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On March 24, 2023, the Company posted to its website (www.pkst.com) an investor presentation and an investor frequently asked questions sheet (“FAQ”), and issued a press release, regarding the anticipated listing of the Company’s common shares on the New York Stock Exchange and the meeting date and record date for the Company’s 2023 annual meeting of shareholders. The investor presentation, FAQ and press release are furnished as Exhibits 99.3, 99.4 and 99.5, respectively, to this Current Report on Form 8-K and are each incorporated by reference herein.

Exhibits 99.3, 99.4 and 99.5 are being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information under this Item 7.01 in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Seventh Amendment to Second Amended and Restated Credit Agreement dated November March 21, 2023, by and among Peakstone Realty Trust, PKST OP, L.P., the subsidiary guarantors party thereto, the lending institutions party thereto as lenders and KeyBank National Association, as administrative agent

99.1	Press Release (Earnings), dated March 24, 2023
99.2	Supplemental Information, dated March 24, 2023
99.3	Investor Presentation, dated March 24, 2023
99.4	Frequently Asked Questions, dated March 24, 2023
99.5	Press Release (Listing and Annual Meeting), dated March 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This report forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this report reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt and banking markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic, work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether a listing of the Company will be completed; whether any such listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares at listing and our published net asset value; any fluctuation and/or volatility of the trading price of our common shares once listed; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; whether we will comply with Sarbanes-Oxley as required of listed companies; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this report. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Our shareholders are cautioned not to place undue reliance on any forward-looking statement in this report. All forward-looking statements are made as of the date of this report, and the risk that actual results will differ materially from the expectations expressed in this report may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this report, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this report will be achieved.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peakstone Realty Trust

Date: March 24, 2023	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer